Exhibit 99.2

FREDDIE MAC THIRD QUARTER 2012 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

FREDDIE MAC

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(unaudited)

		Three Months Ended					Nine Months Ended
Line:		September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012
		(in millions, except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$19,140	$18,172	$17,468	$16,806	$15,838	$58,986	$50,112
2	Unsecuritized	2,282	2,234	2,312	2,224	2,108	6,890	6,644

3	Total mortgage loans	21,422	20,406	19,780	19,030	17,946	65,876	56,756
4	Investments in securities	3,150	3,083	2,938	2,777	2,522	9,708	8,237
5	Other	8	7	13	21	26	60	60

6	Total interest income	24,580	23,496	22,731	21,828	20,494	75,644	65,053

	Interest expense
7	Debt securities of consolidated trusts	(16,715)	(15,740)	(15,253)	(14,625)	(13,584)	(51,379)	(43,462)
8	Other debt	(3,072)	(2,899)	(2,816)	(2,660)	(2,493)	(9,970)	(7,969)

9	Total interest expense	(19,787)	(18,639)	(18,069)	(17,285)	(16,077)	(61,349)	(51,431)
10	Expense related to derivatives	(180)	(174)	(162)	(157)	(148)	(581)	(467)
11	Net interest income	4,613	4,683	4,500	4,386	4,269	13,714	13,155
12	Provision for credit losses	(3,606)	(2,578)	(1,825)	(155)	(610)	(8,124)	(2,590)

13	Net interest income after provision for credit losses	1,007	2,105	2,675	4,231	3,659	5,590	10,565
	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(310)	(7)	(4)	(1)	(34)	(212)	(39)
15	Gains (losses) on retirement of other debt	19	10	(21)	(45)	11	34	(55)
16	Gains (losses) on debt recorded at fair value	133	76	(17)	62	(10)	15	35
17	Derivative gains (losses)	(4,752)	(766)	(1,056)	(882)	(488)	(8,986)	(2,426)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(459)	(358)	(475)	(135)	(332)	(1,743)	(942)
19	Portion of other-than-temporary impairment recognized in AOCI	298	(237)	(89)	37	65	37	13

20	Net impairment of available-for-sale securities recognized in earnings	(161)	(595)	(564)	(98)	(267)	(1,706)	(929)
21	Other gains (losses) on investment securities recognized in earnings	(541)	(444)	(288)	(356)	(330)	(452)	(974)
22	Other income	814	755	434	569	558	1,400	1,561
23	Non-interest income (loss)	(4,798)	(971)	(1,516)	(751)	(560)	(9,907)	(2,827)
	Non-interest expense
24	Salaries and employee benefits	(212)	(194)	(176)	(227)	(202)	(638)	(605)
25	Professional services	(73)	(77)	(71)	(81)	(93)	(193)	(245)
26	Occupancy expense	(14)	(18)	(14)	(14)	(15)	(44)	(43)
27	Other administrative expenses	(82)	(91)	(76)	(79)	(91)	(251)	(246)

28	Total administrative expenses	(381)	(380)	(337)	(401)	(401)	(1,126)	(1,139)
29	Real estate owned operations income (expense)	(221)	(80)	(171)	30	49	(505)	(92)
30	Other expenses	(85)	(93)	(88)	(165)	(121)	(299)	(374)
31	Non-interest expense	(687)	(553)	(596)	(536)	(473)	(1,930)	(1,605)
32	Income (loss) before income tax benefit	(4,478)	581	563	2,944	2,626	(6,247)	6,133
33	Income tax benefit	56	38	14	76	302	362	392

34	Net income (loss)	(4,422)	619	577	3,020	2,928	(5,885)	6,525

	Other comprehensive income (loss), net of taxes and reclassification adjustments:
35	Changes in unrealized gains (losses) related to available-for-sale securities	(80)	701	1,147	(238)	2,599	2,764	3,508
36	Changes in unrealized gains (losses) related to cash flow hedge relationships	124	118	111	107	102	391	320
37	Changes in defined benefit plans	2	68	(46)	3	1	(6)	(42)

38	Total other comprehensive income (loss), net of taxes and reclassification adjustments	46	887	1,212	(128)	2,702	3,149	3,786

39	Comprehensive income (loss)	$(4,376)	$1,506	$1,789	$2,892	$5,630	$(2,736)	$10,311

40	Net income (loss)	$(4,422)	$619	$577	$3,020	$2,928	$(5,885)	$6,525
41	Preferred stock dividends	(1,618)	(1,658)	(1,804)	(1,808)	(1,809)	(4,840)	(5,421)

42	Net income (loss) attributable to common stockholders	$(6,040)	$(1,039)	$(1,227)	$1,212	$1,119	$(10,725)	$1,104

	Net income (loss) per common share:
43	Basic	$(1.86)	$(0.32)	$(0.38)	$0.37	$0.35	$(3.30)	$0.34
44	Diluted	$(1.86)	$(0.32)	$(0.38)	$0.37	$0.35	$(3.30)	$0.34
	Weighted average common shares outstanding (in thousands):
45	Basic	3,244,496	3,243,183	3,241,502	3,239,711	3,239,477	3,245,473	3,240,241
46	Diluted	3,244,496	3,243,183	3,241,502	3,239,711	3,239,477	3,245,473	3,240,241

FREDDIE MAC

CONSOLIDATED BALANCE SHEETS

(unaudited)

Line:		September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
		(in millions, except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $1, $2, $1, $1, and $1, respectively, related to our consolidated VIEs)	$18,174	$28,442	$8,569	$19,182	$7,783
2	Restricted cash and cash equivalents (includes $25,180, $27,675, $27,332, $9,905, and $8,247, respectively, related to our consolidated VIEs)	25,695	28,063	27,790	10,240	8,759
3	Federal funds sold and securities purchased under agreements to resell (includes $0, $0, $3,000, $18,250, and $21,000, respectively, related to our consolidated VIEs)	10,596	12,044	24,349	38,858	45,805
	Investments in securities:
4	Available-for-sale, at fair value (includes $224, $204, $187, $166, and $149, respectively, pledged as collateral that may be repledged)	216,584	210,659	202,422	194,098	183,504
5	Trading, at fair value	55,298	58,830	58,319	47,436	46,596

6	Total investments in securities	271,882	269,489	260,741	241,534	230,100
	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $8,696, $8,351, $7,139, $6,258, and $5,788, respectively)	1,611,580	1,564,131	1,555,067	1,532,939	1,505,576
8	Unsecuritized (net of allowances for loan losses of $30,848, $30,912, $30,925, $29,298, and $27,729, respectively)	199,382	207,418	199,945	187,053	179,914

9	Total held-for-investment mortgage loans, net	1,810,962	1,771,549	1,755,012	1,719,992	1,685,490
10	Held-for-sale, at fair value (includes $6,275, $9,710, $11,337, $10,120, and $12,845 at fair value, respectively)	6,275	9,710	11,337	10,120	12,845

11	Total mortgage loans, net	1,817,237	1,781,259	1,766,349	1,730,112	1,698,335
12	Accrued interest receivable (includes $6,535, $6,242, $6,079, $5,867, and $5,631, respectively, related to our consolidated VIEs)	8,327	8,062	7,820	7,460	7,174
13	Derivative assets, net	295	118	182	168	765
14	Real estate owned, net (includes $64, $60, $67, $53, and $43, respectively, related to our consolidated VIEs)	5,630	5,680	5,454	4,809	4,502
15	Deferred tax assets, net	3,909	3,546	2,929	3,053	1,551
16	Other assets (includes $6,158, $6,083, $6,227, $6,637, and $7,310, respectively, related to our consolidated VIEs)	10,591	10,513	10,761	10,919	11,729
17	Total assets	$2,172,336	$2,147,216	$2,114,944	$2,066,335	$2,016,503
	Liabilities and equity (deficit)
	Liabilities
18	Accrued interest payable (includes $6,120, $5,943, $5,832, $5,636, and $5,362, respectively, related to our consolidated VIEs)	$8,603	$8,898	$8,129	$8,322	$7,528
	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,488,036	1,471,437	1,481,622	1,468,613	1,432,632
20	Other debt (includes $3,291, $3,015, $2,221, $2,158, and $2,168 at fair value, respectively)	674,421	660,546	618,629	581,743	565,036

21	Total debt, net	2,162,457	2,131,983	2,100,251	2,050,356	1,997,668
22	Derivative liabilities, net	329	435	296	336	287
23	Other liabilities (includes $293, $3, $2, $2, and $2, respectively, related to our consolidated VIEs)	6,938	6,046	6,286	6,235	6,113
24	Total liabilities	2,178,327	2,147,362	2,114,962	2,065,249	2,011,596
25	Commitments and contingencies
	Equity (deficit)
	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	66,179	72,171	72,317	72,336	72,336
27	Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109
28	Common stock	—	—	—	—	—
29	Additional paid-in capital	2	3	—	1	1
30	Retained earnings (accumulated deficit)	(73,489)	(74,525)	(75,775)	(74,564)	(73,445)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities	(6,914)	(6,213)	(5,066)	(5,304)	(2,705)
32	Cash flow hedge relationships	(1,848)	(1,730)	(1,619)	(1,512)	(1,410)
33	Defined benefit plans	(120)	(52)	(98)	(95)	(94)

34	Total AOCI, net of taxes	(8,882)	(7,995)	(6,783)	(6,911)	(4,209)
35	Treasury stock, at cost	(3,910)	(3,909)	(3,886)	(3,885)	(3,885)
36	Total equity (deficit)	(5,991)	(146)	(18)	1,086	4,907
37	Total liabilities and equity (deficit)	$2,172,336	$2,147,216	$2,114,944	$2,066,335	$2,016,503

FREDDIE MAC

TABLE 1A—NET INTEREST YIELD ANALYSIS (unaudited) (dollars in millions)

							Nine Months Ended September 30,
		3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	2011	2012
	Net Interest Income:
1	Net interest income	$4,613	$4,683	$4,500	$4,386	$4,269	$13,714	$13,155
	Average Balance:(1)
2	Cash and cash equivalents	$51,225	$59,077	$51,029	$32,039	$30,246	$40,817	$37,772
3	Federal funds sold and securities purchased under agreements to resell	16,434	13,703	26,057	37,995	48,062	32,174	37,371
	Mortgage-related securities:
4	Mortgage-related securities(2)	443,135	418,454	383,227	358,279	346,738	450,227	362,748
5	Extinguishment of PCs held by Freddie Mac	(166,356)	(150,197)	(125,363)	(111,351)	(117,146)	(166,734)	(117,953)

6	Total mortgage-related securities, net	276,779	268,257	257,864	246,928	229,592	283,493	244,795
7	Non-mortgage-related securities	18,175	24,788	28,464	24,779	20,363	24,520	24,535
8	Mortgage loans held by consolidated trusts(2)(3)	1,626,583	1,590,993	1,559,823	1,538,134	1,517,472	1,640,276	1,538,476
9	Unsecuritized mortgage loans(3)	243,162	250,346	254,877	240,693	229,601	242,063	241,724

10	Total interest-earning assets	2,232,358	2,207,164	2,178,114	2,120,568	2,075,336	2,263,343	2,124,673
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(2)	1,641,905	1,612,091	1,580,749	1,560,470	1,541,339	1,654,554	1,560,852
12	Extinguishment of PCs held by Freddie Mac	(166,356)	(150,197)	(125,363)	(111,351)	(117,146)	(166,734)	(117,953)

13	Total debt securities of consolidated trusts held by third parties	1,475,549	1,461,894	1,455,386	1,449,119	1,424,193	1,487,820	1,442,899
	Other debt:(2)
14	Short-term debt	188,004	168,238	149,130	128,860	126,430	192,326	134,807
15	Long-term debt	495,188	501,559	496,644	464,966	447,067	504,603	469,559

16	Total other debt	683,192	669,797	645,774	593,826	573,497	696,929	604,366

17	Total interest-bearing liabilities	2,158,741	2,131,691	2,101,160	2,042,945	1,997,690	2,184,749	2,047,265
18	Net non-interest-bearing funding	73,617	75,473	76,954	77,623	77,646	78,594	77,408

19	Total funding of interest-earning assets	$2,232,358	$2,207,164	$2,178,114	$2,120,568	$2,075,336	$2,263,343	$2,124,673

	Yield/Cost:
20	Cash and cash equivalents	0.03%	0.02%	0.03%	0.07%	0.07%	0.10%	0.05%
21	Federal funds sold and securities purchased under agreements to resell	0.08	0.10	0.14	0.16	0.17	0.12	0.16
	Mortgage-related securities:
22	Mortgage-related securities	4.56	4.57	4.55	4.51	4.39	4.61	4.49
23	Extinguishment of PCs held by Freddie Mac	(4.61)	(4.58)	(4.60)	(4.58)	(4.44)	(4.76)	(4.54)
24	Total mortgage-related securities, net	4.53	4.56	4.53	4.48	4.37	4.53	4.46
25	Non-mortgage-related securities	0.40	0.41	0.23	0.22	0.30	0.40	0.25
26	Mortgage loans held by consolidated trusts	4.71	4.57	4.48	4.37	4.17	4.79	4.34
27	Unsecuritized mortgage loans	3.75	3.57	3.63	3.69	3.67	3.80	3.67
28	Yield on total interest-earning assets	4.41	4.26	4.18	4.12	3.95	4.46	4.09
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(4.54)	(4.33)	(4.22)	(4.08)	(3.86)	(4.62)	(4.06)
30	Extinguishment of PCs held by Freddie Mac	4.61	4.58	4.60	4.58	4.44	4.76	4.54
31	Total debt securities of consolidated trusts held by third parties	(4.53)	(4.31)	(4.19)	(4.04)	(3.82)	(4.60)	(4.02)
	Other debt:
32	Short-term debt	(0.14)	(0.12)	(0.11)	(0.13)	(0.15)	(0.19)	(0.13)
33	Long-term debt	(2.42)	(2.27)	(2.23)	(2.25)	(2.19)	(2.56)	(2.22)
34	Total other debt	(1.79)	(1.73)	(1.74)	(1.79)	(1.74)	(1.91)	(1.76)
35	Cost of interest-bearing liabilities	(3.67)	(3.50)	(3.44)	(3.38)	(3.22)	(3.74)	(3.35)
36	Expense related to derivatives	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)
37	Impact of net non-interest-bearing funding	0.12	0.12	0.12	0.12	0.12	0.13	0.12
38	Total funding of interest-earning assets	(3.58)	(3.41)	(3.35)	(3.29)	(3.13)	(3.65)	(3.26)
39	Net interest yield (annualized)	0.83	0.85	0.83	0.83	0.82	0.81	0.83

(1)	We calculate average balances based on amortized cost. For most components of the average balances, a daily weighted average balance was calculated for the periods. When daily weighted average balance information was not available, a simple monthly average balance was calculated.
(2)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities unless we are deemed to be the primary beneficiary. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(3)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC

TABLE 1B — NET INTEREST INCOME (unaudited) (dollars in millions)

							Nine Months Ended September 30,
		3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	2011	2012
	Net Interest Income:
1	Contractual amounts of net interest income(1)	$4,758	$4,536	$4,315	$4,027	$3,845	$13,912	$12,187
	Amortization income (expense), net:(2)
2	Accretion of impairments on available-for-sale securities(3)	18	37	52	65	57	78	174
	Asset-related amortization expense, net:
3	Mortgage loans held by consolidated trusts	(539)	(834)	(866)	(903)	(1,269)	(1,108)	(3,038)
4	Unsecuritized mortgage loans	45	33	25	39	46	149	110
5	Mortgage-related securities	(83)	(32)	(21)	(17)	(25)	(207)	(63)
6	Other assets	(31)	(50)	(75)	(66)	(59)	(72)	(200)

7	Asset-related amortization expense, net	(608)	(883)	(937)	(947)	(1,307)	(1,238)	(3,191)
	Debt-related amortization income (expense), net:
8	Debt securities of consolidated trusts	801	1,342	1,398	1,552	1,945	2,041	4,895
9	Other long-term debt securities	(176)	(175)	(166)	(154)	(123)	(498)	(443)

10	Debt-related amortization income, net	625	1,167	1,232	1,398	1,822	1,543	4,452

11	Total amortization income, net	35	321	347	516	572	383	1,435
12	Expense related to derivatives(4)	(180)	(174)	(162)	(157)	(148)	(581)	(467)

13	Net interest income	$4,613	$4,683	$4,500	$4,386	$4,269	$13,714	$13,155

(1)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(2)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in closed cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(3)	The portion of the impairment charges recognized in earnings where we expect a significant improvement in cash flows.
(4)	Represents changes in fair value of derivatives in closed cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC

TABLE 2 — NON-INTEREST INCOME (LOSS) (unaudited) (dollars in millions)

							Nine Months Ended September 30,
		3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	2011	2012
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$(310)	$(7)	$(4)	$(1)	$(34)	$(212)	$(39)
2	Gains (losses) on retirement of other debt	19	10	(21)	(45)	11	34	(55)
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	146	57	(19)	55	(15)	(17)	21
4	Market value adjustments	(13)	19	2	7	5	32	14

5	Total gains (losses) on debt recorded at fair value	133	76	(17)	62	(10)	15	35

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	(141)	(56)	9	(56)	12	15	(35)
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	3	(12)	(5)	(10)	(7)	(37)	(22)
8	U.S. dollar denominated derivative gains (losses)	(3,345)	464	16	146	402	(5,094)	564
9	Accrual of periodic settlements	(1,269)	(1,162)	(1,076)	(962)	(895)	(3,870)	(2,933)

10	Total derivative gains (losses)	(4,752)	(766)	(1,056)	(882)	(488)	(8,986)	(2,426)

	Impairment of available-for-sale securities:
11	Total other-than-temporary impairment of available-for-sale securities	(459)	(358)	(475)	(135)	(332)	(1,743)	(942)
12	Portion of other-than-temporary impairment recognized in AOCI	298	(237)	(89)	37	65	37	13

13	Net impairment of available-for-sale securities recognized in earnings	(161)	(595)	(564)	(98)	(267)	(1,706)	(929)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	(547)	(481)	(377)	(400)	(338)	(473)	(1,115)
15	Gains (losses) on sale of available-for-sale securities	6	37	89	44	8	21	141

16	Total other gains (losses) on investment securities recognized in earnings	(541)	(444)	(288)	(356)	(330)	(452)	(974)

	Other income:
17	Gains (losses) on sale of mortgage loans	46	109	40	44	117	302	201
18	Gains (losses) on mortgage loans recorded at fair value	216	99	139	201	310	319	650
19	Recoveries on loans impaired upon purchase	119	97	89	87	101	376	277
20	Guarantee-related income	40	70	70	130	69	175	269
21	All other	393	380	96	107	(39)	228	164

22	Total other income	814	755	434	569	558	1,400	1,561

23	Total non-interest income (loss)	$(4,798)	$(971)	$(1,516)	$(751)	$(560)	$(9,907)	$(2,827)

FREDDIE MAC

TABLE 3 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

							Nine Months Ended September 30,
		3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	2011	2012
	Credit Enhancements:
1	Credit-enhanced percentage of mortgage loan portfolio purchases	10%	7%	9%	11%	13%	8%	11%
2	Credit-enhanced percentage of mortgage loan portfolio(1)	14%	14%	13%	13%	13%	14%	13%
	Delinquencies Rates: at period end(2)(3)
	Single-family:
3	Non-credit-enhanced	2.77%	2.84%	2.80%	2.76%	2.71%	2.77%	2.71%
4	Credit-enhanced	7.70%	8.03%	8.02%	7.85%	7.62%	7.70%	7.62%
5	Total Single-family	3.51%	3.58%	3.51%	3.45%	3.37%	3.51%	3.37%
	Multifamily
6	Non-credit-enhanced	0.18%	0.11%	0.16%	0.19%	0.18%	0.18%	0.18%
7	Credit-enhanced	0.77%	0.52%	0.39%	0.44%	0.45%	0.77%	0.45%
8	Total Multifamily	0.33%	0.22%	0.23%	0.27%	0.27%	0.33%	0.27%
	Single-family loan workouts(4) (number of units):
9	Loan modifications	23,919	19,048	13,677	15,142	20,864	90,126	49,683
10	Repayment plans	8,333	8,008	10,575	8,712	7,099	25,413	26,386
11	Forbearance agreements	4,262	3,867	3,656	4,738	2,190	15,649	10,584
12	Short sales and deed-in-lieu transactions	11,744	12,675	12,245	12,531	14,383	33,488	39,159

13	Total single-family loan workouts	48,258	43,598	40,153	41,123	44,536	164,676	125,812
	Non-performing assets(3) (at period end):
14	Non-performing mortgage loans(5)	$122,273	$123,472	$122,497	$121,419	$133,998	$122,273	$133,998
15	REO assets, net	5,630	5,680	5,454	4,809	4,502	5,630	4,502

16	Total non-performing assets	$127,903	$129,152	$127,951	$126,228	$138,500	$127,903	$138,500
	REO Operations Income (Expense):
17	Single-family	$(226)	$(78)	$(172)	$34	$40	(518)	(98)
18	Multifamily	5	(2)	1	(4)	9	13	6

19	Total	$(221)	$(80)	$(171)	$30	$49	$(505)	$(92)
	Loan Loss Reserves:(6)
20	Beginning balance	$39,095	$39,744	$39,461	$38,296	$35,794	$39,926	$39,461
21	Provision for credit losses(7)	3,606	2,578	1,825	155	610	8,124	2,590
22	Charge-offs — single-family, net	(3,114)	(3,026)	(3,162)	(2,818)	(2,906)	(8,945)	(8,886)
23	Charge-offs — multifamily, net	(8)	(25)	(1)	(7)	(3)	(49)	(11)
24	Transfers, net	165	190	173	168	256	688	597

25	Ending balance	$39,744	$39,461	$38,296	$35,794	$33,751	$39,744	$33,751
	Total Credit Losses:(8)
26	Total credit losses	$3,451	$3,236	$3,435	$2,869	$2,930	$9,816	$9,234
27	Annualized credit losses / average mortgage loan portfolio(9)	72.1 bps	68.5 bps	73.6 bps	62.5 bps	64.8 bps	68.0 bps	67.0 bps

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk” in our 2011 Form 10-K for the year ended December 31, 2011, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheets as well as those underlying Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective. These categories are not mutually exclusive and a loan in the category may also be included within another category. We only report activity for a single loan in the forbearance category once during each quarterly period; however a single loan may be included under separate forbearance agreements in separate periods. Forbearance agreements exclude loans with long-term forbearance under a completed loan modification. For more information on our loan workout activities see “MD&A — CREDIT RISKS — Single-Family Mortgage Credit Risk — Single-Family Loan Workouts and the MHA Program” in our 2011 Form 10-K for the year ended December 31, 2011.
(5)	In the third quarter of 2012, we changed the treatment of single-family loans discharged in Chapter 7 bankruptcy to classify these loans as TDRs (unless they were already classified as TDRs for other reasons), regardless of the borrowers’ payment status. As a result, we newly classified loans representing approximately $19.5 billion in UPB discharged in Chapter 7 bankruptcy as TDRs. The majority of these loans were not seriously delinquent as of September 30, 2012.
(6)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is a component of Other liabilities (Line 23).
(7)	Provision for credit losses includes our provision for losses incurred on our loans held for investment and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(8)	Equal to charge-offs, and REO operations income (expense), net of recoveries.
(9)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC

TABLE 4A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

							Nine Months Ended September 30,
		3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Investments segment	$(1,079)	$2,298	$1,628	$2,468	$2,472	$1,068	$6,568
2	Single-family Guarantee segment	(3,545)	(2,249)	(1,675)	241	(163)	(7,751)	(1,597)
3	Multifamily segment	205	555	624	318	710	764	1,652
4	All Other	(3)	15	—	(7)	(91)	34	(98)

5	Total Segment Earnings (loss), net of taxes	$(4,422)	$619	$577	$3,020	$2,928	$(5,885)	$6,525

	Comprehensive Income (Loss) of Segments:
6	Investments segment	$268	$2,299	$1,963	$2,495	$4,487	$4,174	$8,945
7	Single-family Guarantee segment	(3,545)	(2,216)	(1,698)	242	(162)	(7,754)	(1,618)
8	Multifamily segment	(1,096)	1,408	1,524	162	1,396	810	3,082
9	All Other	(3)	15	—	(7)	(91)	34	(98)

10	Total comprehensive income (loss) of segments	$(4,376)	$1,506	$1,789	$2,892	$5,630	$(2,736)	$10,311

	Net interest yield - Segment Earnings (annualized):
11	Investments segment	134 bps	138 bps	129 bps	124 bps	112 bps	123 bps	122 bps
12	Multifamily segment	87 bps	85 bps	90 bps	96 bps	99 bps	82 bps	95 bps
	Management and guarantee income - Segment Earnings (annualized):
13	Single-family Guarantee segment	20.3 bps	23.0 bps	23.2 bps	24.1 bps	26.5 bps	19.4 bps	24.6 bps
14	Multifamily segment	41.5 bps	39.7 bps	38.7 bps	36.2 bps	34.1 bps	43.5 bps	36.2 bps
	Credit losses - Segment Earnings (annualized):
15	Single-family Guarantee segment	76.3 bps	72.4 bps	78.6 bps	66.7 bps	69.8 bps	71.9 bps	71.8 bps
16	Multifamily segment	4.0 bps	9.1 bps	— bps	3.8 bps	(1.7) bps	5.3 bps	0.6 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended September 30, 2012 for more information regarding Segment Earnings.
(2)	The sum of Segment Earnings for each segment and the All Other category equals GAAP net income (loss). Likewise, the sum of total comprehensive income (loss) for each segment and the All Other category equals GAAP total comprehensive income (loss).

FREDDIE MAC

TABLE 4B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

							Nine Months Ended September 30,
		3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Net interest income	$1,905	$1,955	$1,763	$1,559	$1,368	$5,384	$4,690
	Non-interest income (loss):
2	Net impairment of available-for-sale securities recognized in earnings	(116)	(549)	(496)	(14)	(180)	(1,284)	(690)
3	Derivative gains (losses)	(3,144)	600	200	236	557	(4,197)	993
4	Gains (losses) on trading securities	(525)	(490)	(398)	(413)	(364)	(503)	(1,175)
5	Gains (losses) on sale of mortgage loans	—	12	(14)	6	7	16	(1)
6	Gains (losses) on mortgage loans recorded at fair value	358	59	(38)	257	105	442	324
7	Other non-interest income (loss)	345	564	513	673	494	702	1,680

8	Total non-interest income (loss)	(3,082)	196	(233)	745	619	(4,824)	1,131

	Non-interest expense:
9	Administrative expenses	(97)	(105)	(92)	(108)	(110)	(293)	(310)
10	Other non-interest expense	(1)	—	—	—	(1)	(2)	(1)

11	Total non-interest expense	(98)	(105)	(92)	(108)	(111)	(295)	(311)

12	Segment adjustments	137	195	155	164	191	466	510

13	Segment Earnings (loss) before income tax benefit	(1,138)	2,241	1,593	2,360	2,067	731	6,020
14	Income tax benefit	59	57	35	108	405	337	548

15	Segment Earnings (loss), net of taxes	(1,079)	2,298	1,628	2,468	2,472	1,068	6,568
16	Total other comprehensive income, net of taxes	1,347	1	335	27	2,015	3,106	2,377

17	Comprehensive income — Investments segment	$268	$2,299	$1,963	$2,495	$4,487	$4,174	$8,945

18	Net interest yield — Segment Earnings (annualized)	134 bps	138 bps	129 bps	124 bps	112 bps	123 bps	122 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended September 30, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Investments segment equals GAAP net income (loss) for the Investments segment.

FREDDIE MAC

TABLE 4C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

							Nine Months Ended September 30,
		3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Net interest income (expense)	$(98)	$5	$(32)	$(1)	$(61)	$(28)	$(94)
2	Provision for credit losses	(4,008)	(3,116)	(2,184)	(462)	(931)	(9,178)	(3,577)
	Non-interest income:
3	Management and guarantee income	913	1,016	1,011	1,026	1,108	2,631	3,145
4	Other non-interest income	331	466	181	171	219	750	571

5	Total non-interest income	1,244	1,482	1,192	1,197	1,327	3,381	3,716

	Non-interest expense:
6	Administrative expenses	(227)	(218)	(193)	(232)	(228)	(670)	(653)
7	REO operations income (expense)	(226)	(78)	(172)	34	40	(518)	(98)
8	Other non-interest expense	(69)	(80)	(73)	(82)	(111)	(241)	(266)

9	Total non-interest expense	(522)	(376)	(438)	(280)	(299)	(1,429)	(1,017)

10	Segment adjustments	(161)	(210)	(196)	(192)	(189)	(489)	(577)

11	Segment Earnings (loss) before income tax (expense) benefit	(3,545)	(2,215)	(1,658)	262	(153)	(7,743)	(1,549)
12	Income tax (expense) benefit	—	(34)	(17)	(21)	(10)	(8)	(48)

13	Segment Earnings (loss), net of taxes	(3,545)	(2,249)	(1,675)	241	(163)	(7,751)	(1,597)
14	Total other comprehensive income (loss), net of taxes	—	33	(23)	1	1	(3)	(21)

15	Comprehensive income (loss) — Single-family Guarantee segment	$(3,545)	$(2,216)	$(1,698)	$242	$(162)	$(7,754)	$(1,618)

	Management and guarantee income — Segment Earnings:
16	Contractual management and guarantee fees (annualized rate)	13.8 bps	14.1 bps	14.3 bps	14.8 bps	15.7 bps	13.7 bps	14.9 bps
17	Amortization of delivery fees (annualized rate)	6.5 bps	8.9 bps	8.9 bps	9.3 bps	10.8 bps	5.7 bps	9.7 bps

18	Segment Earnings management and guarantee income (annualized rate)	20.3 bps	23.0 bps	23.2 bps	24.1 bps	26.5 bps	19.4 bps	24.6 bps

	Credit losses — Segment Earnings:
19	Annualized credit losses/average single-family credit guarantee portfolio and HFA-related guarantees	76.3 bps	72.4 bps	78.6 bps	66.7 bps	69.8 bps	71.9 bps	71.8 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended September 30, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) for the Single-family Guarantee segment.

FREDDIE MAC

TABLE 4D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT (1)(2) (unaudited) (dollars in millions)

							Nine Months Ended September 30,
		3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	2011	2012
	Segment Earnings, net of taxes:
1	Net interest income	$314	$303	$318	$330	$334	$897	$982
2	(Provision) benefit for credit losses	37	86	19	22	40	110	81
	Non-interest income (loss):
3	Management and guarantee income	32	37	33	36	38	90	107
4	Net impairment of available-for-sale securities recognized in earnings	(27)	(9)	(16)	(19)	(29)	(344)	(64)
5	Gains (losses) on sale of mortgage loans	46	97	54	38	110	286	202
6	Gains (losses) on mortgage loans recorded at fair value	(142)	40	177	(56)	205	(123)	326
7	Other non-interest income (loss)	12	73	109	119	77	55	305

8	Total non-interest income (loss)	(79)	238	357	118	401	(36)	876

	Non-interest expense:
9	Administrative expenses	(57)	(57)	(52)	(61)	(63)	(163)	(176)
10	REO operations income (expense)	5	(2)	1	(4)	9	13	6
11	Other non-interest expense	(15)	(13)	(15)	(83)	(9)	(56)	(107)

12	Total non-interest expense	(67)	(72)	(66)	(148)	(63)	(206)	(277)

13	Segment Earnings before income tax benefit (expense)	205	555	628	322	712	765	1,662
14	Income tax benefit (expense)	—	—	(4)	(4)	(2)	(1)	(10)

15	Segment Earnings, net of taxes	205	555	624	318	710	764	1,652

16	Total other comprehensive income, net of taxes	(1,301)	853	900	(156)	686	46	1,430

17	Comprehensive income — Multifamily segment	$(1,096)	$1,408	$1,524	$162	$1,396	$810	$3,082

18	Net interest yield — Segment Earnings (annualized)	87 bps	85 bps	90 bps	96 bps	99 bps	82 bps	95 bps
	Management and guarantee income — Segment Earnings:
19	Average contractual rate (annualized)(3)	41.5 bps	39.7 bps	38.7 bps	36.2 bps	34.1 bps	43.5 bps	36.2 bps
	Credit losses — Segment Earnings:
20	Annualized credit losses/average multifamily mortgage portfolio and HFA-related guarantees	4.0 bps	9.1 bps	— bps	3.8 bps	(1.7) bps	5.3 bps	0.6 bps

(1)	See “NOTE 13: SEGMENT REPORTING” in our Form 10-Q for the quarter ended September 30, 2012 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Multifamily segment equals GAAP net income for the Multifamily segment.
(3)	Excludes prepayment and certain other fees.